Chase Vista U.S. Treasury Income Fund
                         Supplement dated July 29, 1998
                   To the Prospectus dated February 27, 1998

The following supersedes the first and second paragraphs in the Portfolio Manager section of the Prospectus on page 12 of the Fund's Prospectus:

"A team of investment managers with Chase led by Susan Huang, a Managing Director and the Head of U.S. Fixed Income Management at Chase, is responsible for the management of the U.S. Treasury Income Fund. Ms. Huang is responsible for developing the asset allocation and risk management strategy for U.S. fixed income portfolios, and managing the institutional U.S. fixed income assets under management. Prior to joining Chase in 1995, Ms. Huang was Director of Insurance Asset Management Group at Hyperion Capital Management, Inc. Prior to joining Hyperion, Ms. Huang was a senior portfolio manager with CS First Boston. Prior to joining CS First Boston in 1992, Ms. Huang spent 14 years at the Equitable, where she was head of the U.S. fixed income management group at Equitable Capital Management."

                                                                    CVUST-36-798